WWW.VERIFYME.COM INVESTOR PRESENTATION FOURTH QUARTER 2015 | OTCBB: VRME Exhibit 99.1

WWW.VERIFYME.COM
FORWARD-LOOKING
STATEMENTS
In addition to historical information, this presentation contains statements relating to the future business and financial performance and future events or developments of VerifyMe, Inc. (the “Company”) that may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private
Securities Litigation Reform Act of 1995. These statements are based on current expectations and assumptions that are subject to certain risks and uncertainties. These statements include forward-looking statements with respect to the Company’s business and industry in general. Statements that include the words “expect,” “intend,”
“plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. While the Company believes the forward-looking statements contained in this presentation are accurate, a variety of factors, many of which are beyond the Company’s control, affect the Company’s operations, performance, business strategies, competitive position
and results and there can be no assurance that the Company’s actual results will not differ materially from those indicated in these statements. These factors include,
but
are
not
limited
to,
general
economic
conditions;
stock
market
fluctuations;
uncertainty
of
future
revenues;
limited
operating
history;
uncertain
market
acceptance for the Company’s technology; potential difficulty in managing growth; costs of sales and materials; intellectual property protection; disclosure of trade secrets;
rapid
technological
change
among
competitors;
dependence
on
suppliers;
risks
of
doing
international
business;
state,
federal
and
foreign
legislative
and
regulatory initiatives, including costs of compliance with existing and future environmental requirements; costs and effects of legal and administrative proceedings, settlements, investigations and claims; the inherent risks associated with the operation and potential construction of power generation systems, including environmental,
health,
safety,
regulatory
and
financial
risks;
the
timing
and
extent
of
changes
in
commodity
prices,
interest
rates
and
foreign
currency
exchange
rates;
unusual maintenance or repairs and electric transmission system constraints; the performance of electric generation facilities; and the need for and availability of future
financing.
More
detailed
information
about
these
factors
may
be
found
in
the
Company’s
filings
with
the
Securities
and
Exchange
Commission,
including
its
Annual Report on Form 10-K for the year ended December 31, 2014 and the Quarterly Report on the Form 10-Q for the nine months ended September 30, 2015. The statements made herein speak only as of the date of this presentation. The Company undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.
This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The information in this presentation is not complete and may be changed.
December 1, 2015
Safe Harbor Statement

WWW.VERIFYME.COM
The Multi-Factor Authentication (MFA), Biometric Systems and Anti-Counterfeiting Markets are projected to grow at compound
annual
growth
rates
(CAGR)
of
19.67%,
17.50%
and
14.10%,
respectively,
through
the
end
of
the
decade

Addressable Market Opportunity

1
Market
data
from
Marketsandmarkets
We have independent patented, mature, disruptive solutions for both of these markets that we are monetizing now.
In Q2, 2016 we plan to launch BrandGuard, a patented, disruptive solution that exploits the convergence of these 2 markets
Multi-Factor Authentication & Biometric Systems Markets
(2014-2020)
Anti-Counterfeiting Markets
(2014-2019)

WWW.VERIFYME.COM Physical Solutions 3

WWW.VERIFYME.COM
Multi-Factor Authentication

II.  Biometric Factors
Something You Are
Finger Print
Facial/Voice Recognition
(live-ness detection)
III.
Geo-Location Factors
Somewhere You Are
IV.  Knowledge Factors
Something You Know
Gesture Swipe
Safe Color Choice
I.  Possession Factor
Something You Have

WWW.VERIFYME.COM VerifyMe Demonstration 5

WWW.VERIFYME.COM
VerifyMe BrandGuard
Combining Digital and Physical Solutions

•
Specialty Inspection tools are not required
•
Free mobile app leverages built-in smartphone
capabilities to create specialized inspection tool
•
Mobile app communicates with cloud services to
perform authentication and create chain of evidence
•
Mobile app can be used anonymously or it can authenticate
user
•
Brand owner determines what information to present back to
user for authenticated goods
•
Brand owner maintains complete transactional information
•
Product ID
•
Date/Time
•
Geo-location
•
Product Image
•
User
VerifyMe
BrandGuard
BrandGuard
BrandGuard

WWW.VERIFYME.COM
Company Overview

Corporate Restructuring Completed June 2015
New Management Team
CEO, COO, CTO, VP Sales
Acquired Intellectual Property
Originally developed at DataTreasury
Corporation
Name Change to VerifyMe, Inc. and Ticker Symbol
Change to “VRME”
$1.5 million Equity Capital Raise
Approximately $7.5 million of Debt converted into Equity
5.5 million shares outstanding/ 3.6 million float ¹
VerifyMe,
Inc.
is
a
pioneer
in
Multi-Factor
Authentication
(MFA)
and
Anti-Counterfeiting
technologies.
Our
security
solutions
prevent
identity
theft,
counterfeiting
and
fraud
in
the
physical
and
cyber
worlds.
VerifyMe’s
solutions
can
work
on
a
standalone
basis
or
together
in
a
fully
integrated,
all
encompassing
security
solution.
Investment Highlights
-
Large and growing markets
-
Mature, patented products
-
Significant pipeline of opportunities
-
Plan to list on a National Securities Exchange
1
Bloomberg Data

WWW.VERIFYME.COM
Management Team

Paul Donfried, CEO & Director
-
Former CTO, LaserLock Technologies, Inc.
-
Former CTO Identity & Access Management, Verizon
-
Former VP Identity & Access Management Solutions,
SAIC
-
Various Positions, Apple Computer Inc., General Electric
& The Bank of Montreal
-
Rensselaer Polytechnic Institute, B.S. Computer Science
Sandy Fliderman, CTO
-
Former CIO, VEEDIMS, LLC.
-
Co-Founder & former CTO, Zaah
-
Former IT Team, J.P. Morgan
-
Former Consultant, DataTreasury
Corporation
-
Founder, eMerchant
Services
-
St. Johns University, B.S. Telecommunications & Computer
Science
Benjamin Burrell, COO
-
Former Vice President, J.P. Morgan
-
Former Vice President, New Vernon Financial LLC
-
Former Officer, Barclays Bank
Plc
-
Leeds Becket University
Jennica
Hawkins, VP Sales
-
New England Regional Sales Manager, Business
Development for LaserLock
Technologies, Inc
-
Management positions for a Member of Congress and
New York State Governor’s Office
-
Course Assistant,
Harvard Extension School
Scott Mcpherson, CFO
-
Former
CFO, Cannlabs
-
Former CFO, Virtual Piggy, Inc
-
Former CFO, TriMedia
Entertainment Group
-
Certified Public Accountant, Certified Valuation Analyst,
Certified Fraud Examiner
-
Clarkson University, Bachelor of Science in Accounting and
Law
Balu
Ramamurthy, Director of Engineering
-
Software Consultant,
Goldman Sachs
-
Algorithms & Software Developer, Eyelock
-
Software Engineer, WIPRO Technologies
-
Clemson University, Master of Science, Computer Science
-
SSN College of Engineering (SSNCE), Chennai, Bachelor of
Technology, Information Technology, India

WWW.VERIFYME.COM
Physical Identification & Authentication
Digital Identification & Authentication
Security pigments
expressed as inks & dyes
Product
and
packaging
consumer
safety,
track
&
trace
Document integrity, identification & tracking
Authentication devices –
mobile, electronic & visual
Multi-factor authentication risk scoring & aggregation
Liveness
detection & vulnerability management
Learning capabilities that minimize false rejections
Environmental enhancement and noise reduction
Granted
-
6,483,576
-
6,672,718
-
6,813,011
-
6,861,012
-
7,939,239
-
8,551,683
-
14/184,195
-
7,725,732
-
7,519,558
Pending
-
14/212,757
-
14/028,131
-
13/910,482
-
14/014,339
-
14/016,032
-
14/079,513
-
14/079,536
Intellectual Property

Portfolio consists of 9 issued patents and 7 pending applications
Digital
Identification
and
Authentication
patents
originally
developed
by
DataTreasury
Corporation
-
Data Treasury earned more than $350 million in licensing revenue from 2006-2010
Members of management and board of directors are named inventors on most of the patent portfolio

WWW.VERIFYME.COM
Customers
& Partners
Discovery
Customization
Testing
Implementation
Manufacturer of
government ID’s,
documents & passports
9.4 million
foreign government ID cards produced in
2015. Further bids for local state and international
documents and authentication devices pending
Pharmaceutical  &
medical
device
products
New drug being brought to market with consumer level
(overt) and forensic level (covert) technologies on their
packaging as part of their brand strategy
Testing completed with sports and dental device
company who utilizes 3D technology. Approaching first
production run
Printer packagers  -
consumer
&
pharmaceutical
products
Partnering
with several printer packagers serving multiple
industries. Some agreements already in place to market
VerifyMe solutions to underlying customers
Digital printing
equipment
manufacturers
Initial testing complete with
manufacturer of digital offset
printing presses that are supplied to 4000 global
customers
Online subscription
services
Traditional Passwords,
PINS, OTP devices can be shared
by
multiple
individuals
–
leading
to
lost
revenue.
For
many
organizations VerifyMe can immediately improve their
bottom-line
Online
gaming/entertainment
Compliance and fraud are the biggest impediments to
growth. VerifyMe uniquely integrates biometric
authentication with other attributes like Geo-location to
cost effectively overcome these barriers
Mobile Authentication
(BrandGuard)
Patent received for recognizing
security markings using
smart phone technology (camera/light source).
Development has started on the new application, as well
as discussions with prospective customers
Commercialization Streams

WWW.VERIFYME.COM
Timeline*

June
2015
July
2015
August
2015
September
2015
October
2015
November
2015
December
2015
January
2016
February
2016
March
2016
New CEO
and CTO
New
Engineer/Developer
New COO
Corporate Update
and Outlook PR
Issued
Corporate
Restructuring and
Investment, Debt
Conversion,
Reverse Stock Split
Patents Acquired
from DataTreasury
Engaged
IR Firm
V2 Digital
Product Launch
Patent
Issued
Additional
Partnerships for
Physical Product
Apply for National
Securities Exchange
Listing
First Pharmaceutical
Partner for Physical
Product
* Future dates are projected and subject to change

WWW.VERIFYME.COM
Summary

•
Corporate Restructuring Complete
•
New management team in place
•
Core intellectual property acquired
•
Capital raise complete and nearly all debt retired
•
Large and Growing Addressable Markets
•
17.09% average CAGR projected through 2020
•
Focused Product Offering
•
Digital Multifactor Authentication, Physical Anti-
Counterfeiting Pigments & All Encompassing Solutions
•
Highly Scalable Business Model
•
Anticipated through channel partners
•
Low overhead with low cash burn
•
Drive Revenue
•
Expect to maximize existing channel partner
opportunities
•
Expect to engage new channel partners to
increase distribution
•
Expect to expand sales force
•
Innovate
•
Plan to create new IP in key technology areas
•
Plan to enhance and refine core product
offerings
•
Seek National Securities Exchange Listing
•
Plan to apply in Q1
2016

WWW.VERIFYME.COM
Contact

Ben Burrell
Chief Operating Officer
Office: 212 994 7002 ext. 702
bburrell@verifyme.com
VerifyMe
12
West

st
Street,
8
th
Floor
New York, NY 10010
For more information, please
contact: